The Ohio National Life Insurance Company
Ohio National Variable Account A • Ohio National Variable Account B • Ohio National Variable Account D
ONcore Xtra • ONcore Value • ONcore Premier • ONcore Lite • ONcore Flex • ONcore Ultra
ONcore Wrap • ONcore Lite II • ONcore Ultra II • Top Series of Variable Annuities • Retirement Advantage
Supplement dated February 11, 2011 to the Prospectuses dated May 1, 2010 and December 31, 2010
This supplement updates the Prospectuses for the above referenced contracts (each a “Contract”) issued by The Ohio National Life Insurance Company (“ONLI”). Please retain this supplement with your Prospectus for your reference.
Effective February 28, 2011, the subaccounts investing in any of The Dow® Target 10 Portfolios or The Dow® Target 5 Portfolios (each, a “Portfolio” and, together, the “Portfolios”) of The Dow® Target Variable Fund LLC (the “Fund”) will be closed to new investors.
Upon the recommendation of the Fund’s investment adviser and prompted by the small size of each of the Portfolios, the Fund’s Board of Managers has approved a plan of liquidation that would result in the liquidation of each of the Portfolios (the “Plan of Liquidation”). In contemplation of the potential liquidation of the Portfolios, ONLI has selected the Money Market Portfolio of Ohio National Fund, Inc. as the replacement portfolio (the “Replacement Portfolio”). If the liquidations occur, any assets remaining in the Portfolio at the time of liquidation would be placed in the Replacement Portfolio.
The proposed liquidation will not be carried out with respect to a Portfolio unless the owners of the membership interests of that Portfolio as of February 14, 2011, which is the record date, approve the liquidation. Contract owners with contract value allocated to the Portfolios as of the record date will receive more information about the Plan of Liquidation and the Replacement Portfolio in proxy solicitation materials that are expected to be mailed by the beginning of March 2011. Such Contract owners will have an opportunity to instruct ONLI on how to vote the membership interests represented by their interest in the Contracts. If the Plan of Liquidation is approved by members of each Portfolio, the substitution and the liquidation would be expected to become effective on or about April 8, 2011, or as soon as practicable thereafter (the “Liquidation Date”).
ONLI proposes to carry out the proposed substitutions by redeeming membership interests of the Portfolios and purchasing shares of the Replacement Portfolio. Any contract value that you have allocated to the subaccount investing in any of the Portfolios on the Liquidation Date will, in effect, be transferred to a subaccount investing in the Replacement Portfolio. At any time prior to the proposed substitution, or within 90 days after the proposed substitution, you may make one transfer of contract value from the subaccounts investing in the Portfolios (before the substitution) or the Replacement Portfolio (after the substitution) to any other available subaccount(s) without that transfer counting towards the number of transfers permitted without charge.
In lieu of the transfer rights discussed above, and subject to applicable tax law, you may elect to receive in cash (a) the value of your interest in the Portfolios prior to the substitution, or (b) the value of your interest transferred from a subaccount investing in the Portfolios to a subaccount investing in the Replacement Portfolio after the substitution, by exercising your partial withdrawal rights under the Contract. Such a partial withdrawal may have adverse tax consequences, and also may negatively impact certain features and benefits under your Contract. If you elect to make a partial withdrawal within 30 days after the substitution, we will waive any surrender charges attributable to such amounts. This offer to waive surrender charges will not apply to amounts that have been transferred to the Portfolios from the other investment options after the date of this supplement.
If you are invested in any of the Portfolios, you may wish to transfer any amounts currently allocated to the Portfolios to another investment option available under your Contract, prior to the Liquidation Date. You may obtain an additional copy of the Prospectus which describes the other investment options available under your Contract, including the Replacement Portfolio, and a transfer request form by calling our Service Center. You may also wait until you receive the Fund’s proxy solicitation materials, which will contain more information about the proposed liquidation and substitution and will contain a transfer request form that can be used to transfer contract value on the Liquidation Date.